UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note

On November 6, 2020, the Federal Home Loan Bank of Chicago (the “Bank”) announced James T. Ashworth, Michelle L. Gross, Joseph Fazio, III, Mary J. Cahillane, and Charles D. Young had been re-elected to the Bank’s Board of Directors (“Board”) and reported this information on the Bank’s Form 8-K filed on November 6, 2020 (“Original 8-K”). On December 8, 2020, the Bank reported on Form 8-K that Mr. Young has resigned from the Board due to personal reasons, effective as of December 31, 2020.

At the time of filing the Original 8-K, the committees of the Board to which directors would be named for 2021 had not yet been determined. The Bank is filing this Amendment No. 1 on Form 8-K/A to supplement the Original 8-K to report Board committee assignments for 2021.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

d) Election of Directors

Board Chairperson and Vice Chairperson

The Board previously elected John K. Reinke to serve as Chairperson and James T. Ashworth to serve as Vice Chairperson of the Board for 2020-2021.

Board Committee Assignments

On December 11, 2020, the Board approved the following committee assignments for its directors for 2021:

Executive and Governance Committee

Primary Members:

John K. Reinke, Chairperson
James T. Ashworth, Vice Chairperson
Mary J. Cahillane
Michelle L. Gross
Lois Alison Scott
Michael G. Steelman

Alternate Members:

Edward P. Brady
Phyllis Lockett
David R. Pirsein
Gregory A. White

Affordable Housing Committee

Edward P. Brady, Chairperson
Leo J. Ries, Vice Chairperson
Joseph Fazio III
Mark J. Eppli
Daniel G. Watts

Audit Committee

Lois Alison Scott, Chairperson
James T. Ashworth, Vice Chairperson
Mary J. Cahillane
Joseph Fazio III
James H. Hegenbarth
Daniel G. Watts
Gregory A. White

Public Policy Committee

Gregory A. White, Chairperson
David R. Pirsein, Vice Chairperson
Edward P. Brady
David J. Loundy
Michael G. Steelman

Human Resources and Compensation Committee

Michelle L. Gross, Chairperson
Phyllis Lockett, Vice Chairperson
James T. Ashworth
James H. Hegenbarth
Michael G. Steelman

Risk Management Committee

Mary J. Cahillane, Chairperson
Mark J. Eppli, Vice Chairperson
Michelle L. Gross
Lois Alison Scott
Ty R. Taylor

Operations and Technology Committee

David R. Pirsein, Chairperson
Phyllis Lockett, Vice Chairperson
David J. Loundy
Leo J. Ries
Ty R. Taylor

The Chairperson of the Board is an ex officio member of each committee of the Board (other than the Executive and Governance Committee), as a voting member.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN BANK OF CHICAGO

Date: December 15, 2020	By: /s/ Laura M. Turnquest
Laura M. Turnquest Executive Vice President, General Counsel and Corporate Secretary